INTERNATIONAL EQUITY FUNDS

EUROPE 1.25x STRATEGY
(FORMERLY, EUROPE ADVANTAGE)

JAPAN 1.25x STRATEGY
(FORMERLY, JAPAN ADVANTAGE)

THE RYDEX VARIABLE TRUST PROSPECTUS

MAY 1, 2008

ALTERNATIVE INVESTMENT FUNDS

STRENGTHENING DOLLAR 2x STRATEGY (FORMERLY, DYNAMIC STRENGTHENING DOLLAR)

WEAKENING DOLLAR 2x STRATEGY (FORMERLY, DYNAMIC WEAKENING DOLLAR)

The U.S. Securities and Exchange Commission has not approved or disapproved the Trust's shares or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

TABLE OF CONTENTS

INTERNATIONAL EQUITY FUNDS

5	EUROPE 1.25X STRATEGY FUND

6	JAPAN 1.25X STRATEGY FUND

ALTERNATIVE INVESTMENT FUNDS

7	STRENGTHENING DOLLAR 2X STRATEGY FUND

8	WEAKENING DOLLAR 2X STRATEGY FUND

9	PRINCIPAL RISKS OF INVESTING IN THE FUNDS

10	DESCRIPTIONS OF PRINCIPAL RISKS

13	FUND PERFORMANCE

15	FUND FEES AND EXPENSES

16	MORE INFORMATION ABOUT THE FUNDS

16	BENCHMARKS AND INVESTMENT METHODOLOGY

19	PURCHASING AND REDEEMING SHARES

20	DIVIDENDS, DISTRIBUTIONS, AND TAXES

20	MANAGEMENT OF THE FUNDS

22	FINANCIAL HIGHLIGHTS

23	INDEX PUBLISHERS INFORMATION

BC	ADDITIONAL INFORMATION

RYDEX VARIABLE TRUST

9601 Blackwell Road, Suite 500
Rockville, Maryland 20850

800.820.0888
301.296.5100

INTERNATIONAL EQUITY FUNDS

ALTERNATIVE INVESTMENT FUNDS

Rydex Variable Trust (the "Trust") is a mutual fund complex offering a number of professionally managed investment portfolios ("funds") that are grouped into several categories according to each fund's investment strategy. This Prospectus describes shares of the following funds (the "Funds") which are grouped into the following categories:

INTERNATIONAL EQUITY FUNDS – Europe 1.25x Strategy Fund and Japan 1.25x Strategy Fund

ALTERNATIVE INVESTMENT FUNDS – Strengthening Dollar 2x Strategy Fund and Weakening Dollar 2x Strategy Fund

The Funds are advised by PADCO Advisors II, Inc., which operates under the name Rydex Investments ("Rydex" or the "Advisor").

Shares of the Funds are available primarily for variable annuity and variable life insurance products. Variable life and variable annuity contract owners should also review the variable insurance contract prospectus prepared by their insurance company. Information about any variable insurance contract fees is included in the variable insurance contract prospectus.

RISKS OF INVESTING IN THE FUNDS

The value of the Funds may fluctuate. In addition, Fund shares:

• MAY DECLINE IN VALUE AND YOU MAY LOSE MONEY

• ARE NOT FEDERALLY INSURED

• ARE NOT GUARANTEED BY ANY GOVERNMENT AGENCY

• ARE NOT BANK DEPOSITS

• ARE NOT GUARANTEED TO ACHIEVE THEIR OBJECTIVES

PROSPECTUS

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EUROPE 1.25X STRATEGY FUND
  (FORMERLY, EUROPE ADVANTAGE FUND)

FUND INFORMATION

FUND OBJECTIVE

The Europe 1.25x Strategy Fund seeks to provide investment results that correlate to the performance of a specific benchmark. The Fund's current benchmark is the Dow Jones STOXX 50® Index (the "underlying index"). The investment objective of the Fund is non-fundamental and may be changed without shareholder approval.

If the Fund meets its objective, the value of the Fund's shares will tend to increase during times when the performance of the underlying index is increasing. When the value of the underlying index is decreasing, the value of the Fund's shares will tend to decrease.

PRINCIPAL INVESTMENT STRATEGY

The Europe 1.25x Strategy Fund invests principally in securities of companies included in the underlying index and in leveraged derivative instruments, such as equity swap agreements, futures contracts, and options on securities, futures contracts, and stock indices. Futures and options contracts, if used properly, may enable the Fund to meet its objective by increasing the Fund's exposure to the securities included in the underlying index or to securities whose performance is highly correlated to the underlying index. The Advisor will attempt to consistently apply leverage to increase the Fund's exposure to 125% of the underlying index. The Fund holds U.S. Government securities or cash equivalents to collateralize its derivative positions. For more information about the effects of leverage, please see "Understanding Compounding & the Effect of Leverage." The Fund may also invest in ADRs to gain exposure to the underlying index. The Fund is non-diversified and, therefore, may invest a greater percentage of its assets in a particular issuer in comparison to a diversified fund.

INVESTOR PROFILE

The Europe 1.25x Strategy Fund is appropriate for investors who expect the European market, as represented by the Dow Jones STOXX 50® Index, to go up and want accelerated investment gains when it does so. These investors must also be willing to bear the risk of equally accelerated losses if the Dow Jones STOXX 50® Index goes down.

PRINCIPAL RISKS

The Europe 1.25x Strategy Fund is subject to a number of risks that may affect the value of its shares, including:

• Active Trading Risk • Counterparty Credit Risk • Currency Risk • Depositary Receipt Risk • Derivatives Risk • Early Closing Risk • Foreign Issuer Exposure Risk	• Geographic Concentration in Europe Risk • Leveraging Risk • Market Risk • Non-Diversification Risk • Tracking Error Risk • Trading Halt Risk

Please see "Descriptions of Principal Risks" on page 10 for a discussion of each of the principal risks that apply to the Fund.

PROSPECTUS

JAPAN 1.25X STRATEGY FUND
  (FORMERLY, JAPAN ADVANTAGE FUND)

FUND INFORMATION

FUND OBJECTIVE

The Japan 1.25x Strategy Fund seeks to provide investment results that correlate to the performance of a specific benchmark. The Fund's current benchmark is the Topix 100 Index (the "underlying index"). The investment objective of the Fund is non-fundamental and may be changed without shareholder approval.

If the Fund meets its objective, the value of the Fund's shares will tend to increase during times when the performance of the underlying index is increasing. When the value of the underlying index is decreasing, the value of the Fund's shares will tend to decrease.

PRINCIPAL INVESTMENT STRATEGY

The Japan 1.25x Strategy Fund invests principally in securities of companies included in the underlying index and in leveraged derivative instruments, such as equity swap agreements, futures contracts, and options on securities, futures contracts, and stock indices. Futures and options contracts, if used properly, may enable the Fund to meet its objective by increasing the Fund's exposure to the securities included in the underlying index or to securities whose performance is highly correlated to the underlying index. The Advisor will attempt to consistently apply leverage to increase the Fund's exposure to 125% of the underlying index. The Fund holds U.S. Government securities or cash equivalents to collateralize its derivative positions. For more information about the effects of leverage, please see "Understanding Compounding & the Effect of Leverage." The Fund may also invest in ADRs to gain exposure to the underlying index. The Fund is non-diversified and, therefore, may invest a greater percentage of its assets in a particular issuer in comparison to a diversified fund.

INVESTOR PROFILE

The Japan 1.25x Strategy Fund is appropriate for investors who expect the Japanese market, as represented by the Topix 100 Index, to go up and want accelerated investment gains when it does so. These investors must also be willing to bear the risk of equally accelerated losses if the Topix 100 Index goes down.

PRINCIPAL RISKS

The Japan 1.25x Strategy Fund is subject to a number of risks that may affect the value of its shares, including:

• Active Trading Risk • Counterparty Credit Risk • Currency Risk • Depositary Receipt Risk • Derivatives Risk • Early Closing Risk • Foreign Issuer Exposure Risk	• Geographic Concentration in Japan Risk • Leveraging Risk • Market Risk • Non-Diversification Risk • Tracking Error Risk • Trading Halt Risk

Please see "Descriptions of Principal Risks" on page 10 for a discussion of each of the principal risks that apply to the Fund.

STRENGTHENING DOLLAR 2X STRATEGY FUND
  (FORMERLY, DYNAMIC STRENGTHENING DOLLAR FUND)

FUND INFORMATION

FUND OBJECTIVE

The Strengthening Dollar 2x Strategy Fund seeks to provide investment results that match the performance of a specific benchmark on a daily basis. The Fund's current benchmark is 200% of the performance of the U.S. Dollar Index® (the "underlying index"). The investment objective of the Fund is non-fundamental and may be changed without shareholder approval.

If the Fund meets its objectives, the value of the Fund's shares will tend to increase on a daily basis by 200% of any increase in the underlying index (e.g., if the index goes up by 5%, the value of the Fund's shares should go up by 10% on that day). When the value of the underlying index declines, the value of the Fund's shares should also decrease on a daily basis by 200% of any decrease in the value of the underlying index (e.g., if the value of the underlying index goes down by 5%, the value of the Fund's shares should go down by 10% on that day). For more information about the effects of leverage, please see "Understanding Compounding & the Effect of Leverage."

PRINCIPAL INVESTMENT STRATEGY

The Strengthening Dollar 2x Strategy Fund employs as its investment strategy a program of investing in leveraged derivative instruments, such as index swaps, currency forward contracts, futures contracts, and options on securities and futures contracts. Investing in leveraged derivative instruments enables the Fund to pursue its objective without investing directly in the securities included in the underlying index, or in the same proportion that those securities are represented in the underlying index. On a day-to-day basis, the Fund holds U.S. Government securities or cash equivalents to collateralize its derivative positions.The Fund also may enter into repurchase agreements. The U.S. Dollar Index® is a broad based, diversified index representing an investment in the U.S. Dollar. The New York Board of Trade determines the value of the U.S. Dollar Index® by averaging the exchange rates between the U.S. Dollar and the Euro, Japanese Yen, British Pound, Canadian Dollar, Swedish Krona, and Swiss Franc. The Fund is non-diversified and, therefore, may invest a greater percentage of its assets in a particular issuer in comparison to a diversified fund.

INVESTOR PROFILE

The Strengthening Dollar 2x Strategy Fund is appropriate for investors who expect the U.S. Dollar Index® to go up and want highly accelerated investment gains when it does so. These investors must also be willing to bear the risk of equally accelerated losses if the U.S. Dollar Index® goes down.

PRINCIPAL RISKS

The Strengthening Dollar 2x Strategy Fund is subject to a number of risks that may affect the value of its shares, including:

• Active Trading Risk • Counterparty Credit Risk • Currency Risk • Derivatives Risk • Early Closing Risk • Leveraging Risk	• Non-Diversification Risk • Status As A Regulated Investment Company Risk • Tracking Error Risk • Trading Halt Risk

Please see "Descriptions of Principal Risks" on page 10 for a discussion of each of the principal risks that apply to the Fund.

PROSPECTUS

WEAKENING DOLLAR 2X STRATEGY FUND
  (FORMERLY, DYNAMIC WEAKENING DOLLAR FUND)

FUND INFORMATION

FUND OBJECTIVE

The Weakening Dollar 2x Strategy Fund seeks to provide investment results that match the performance of a specific benchmark on a daily basis. The Fund's current benchmark is 200% of the inverse (opposite) of the performance of the U.S. Dollar Index® (the "underlying index"). The investment objective of the Fund is non-fundamental and may be changed without shareholder approval.

If the Fund meets its objectives, the value of the Fund's shares will tend to increase on a daily basis by 200% of any decrease in the value of the underlying index (e.g., if the value of the underlying index goes down by 5%, the value of the Fund's shares should go up by 10% on that day). When the value of the underlying index increases, the value of the Fund's shares should decrease on a daily basis by 200% of any increase in the value of the underlying index (e.g., if the value of the underlying index goes up by 5%, the value of the Fund's shares should go down by 10% on that day). For more information about the effects of leverage, please see "Understanding Compounding & the Effect of Leverage."

PRINCIPAL INVESTMENT STRATEGY

The Weakening Dollar 2x Strategy Fund employs as its investment strategy a program of engaging in short sales of securities and investing in leveraged derivative instruments, such as index swaps, currency forward contracts, futures contracts, and options on securities and futures contracts. Engaging in short sales and investing in leveraged derivative instruments enables the Fund to pursue its objective without investing directly in the securities included in the underlying index, or in the same proportion that those securities are represented in the underlying index. On a day-to-day basis, the Fund holds U.S. Government securities or cash equivalents to collateralize its derivative positions. The Fund also may enter into repurchase agreements. The U.S. Dollar Index® is a broad based, diversified index representing an investment in the U.S. Dollar. The New York Board of Trade determines the value of the U.S. Dollar Index® by averaging the exchange rates between the U.S. Dollar and the Euro, Japanese Yen, British Pound, Canadian Dollar, Swedish Krona, and Swiss Franc. The Fund is non-diversified and, therefore, may invest a greater percentage of its assets in a particular issuer in comparison to a diversified fund.

INVESTOR PROFILE

The Weakening Dollar 2x Strategy Fund is appropriate for investors who expect the U.S. Dollar Index® to go down and want highly accelerated investment gains when it does so. These investors must also be willing to bear the risk of equally accelerated losses if the U.S. Dollar Index® goes up.

PRINCIPAL RISKS

The Weakening Dollar 2x Strategy Fund is subject to a number of risks that may affect the value of its shares, including:

• Active Trading Risk • Counterparty Credit Risk • Currency Risk • Derivatives Risk • Early Closing Risk • Leveraging Risk	• Non-Diversification Risk • Short Sales Risk • Status As A Regulated Investment Company Risk • Tracking Error Risk • Trading Halt Risk

Please see "Descriptions of Principal Risks" on page 10 for a discussion of each of the principal risks that apply to the Fund.

PRINCIPAL RISKS OF INVESTING IN THE FUNDS

As indicated below, the Funds are subject to a number of risks that may affect the value of the Funds' shares. Please see "Descriptions of Principal Risks" immediately following the table for more detailed information about the principal risks of the Funds.

	EUROPE 1.25X STRATEGY	JAPAN 1.25X STRATEGY	STRENGTHENING DOLLAR 2X STRATEGY	WEAKENING DOLLAR 2X STRATEGY
ACTIVE TRADING RISK	X	X	X	X
COUNTERPARTY CREDIT RISK	X	X	X	X
CURRENCY RISK	X	X	X	X
DEPOSITARY RECEIPT RISK	X	X
DERIVATIVES RISK	X	X	X	X
EARLY CLOSING RISK	X	X	X	X
FOREIGN ISSUER EXPOSURE RISK	X	X
GEOGRAPHIC CONCENTRATION IN EUROPE RISK	X
GEOGRAPHIC CONCENTRATION IN JAPAN RISK		X
LEVERAGING RISK	X	X	X	X
MARKET RISK	X	X
NON-DIVERSIFICATION RISK	X	X	X	X
SHORT SALES RISK				X
STATUS AS A REGULATED INVESTMENT COMPANY RISK			X	X
TRACKING ERROR RISK	X	X	X	X
TRADING HALT RISK	X	X	X	X

PROSPECTUS

DESCRIPTIONS OF PRINCIPAL RISKS

ACTIVE TRADING RISK – A significant portion of the Fund's assets may come from investors who take part in certain strategic and tactical asset allocation programs. These programs often recommend frequent trading of Fund shares to take advantage of anticipated changes in market conditions. Therefore, the Advisor anticipates that investors who take part in these programs may frequently redeem or exchange shares of the Fund, which may cause the Fund to experience high portfolio turnover. High portfolio turnover may result in the Fund paying higher levels of transaction costs. In addition, large movements of assets into and out of the Fund may negatively impact the Fund's ability to achieve its investment objective. In certain circumstances, the Fund's expense ratio may vary from current estimates or the historical ratio disclosed in this Prospectus.

COUNTERPARTY CREDIT RISK – The Fund may invest in financial instruments involving counterparties for the purpose of attempting to gain exposure to a particular group of securities, index or asset class without actually purchasing those securities or investments, or to hedge a position. Such financial instruments include, but are not limited to, total return, index, interest rate, and credit default swap agreements. The Fund will use short-term counterparty agreements to exchange the returns (or differentials in rates of return) earned or realized in particular predetermined investments or instruments. The Fund will not enter into any agreement with a counterparty unless the Advisor believes that the other party to the transaction is creditworthy. The use of swap agreements and similar instruments involves risks that are different from those associated with ordinary portfolio securities transactions. For example, the Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. If a counterparty defaults on its payment obligations to the Fund, this default will cause the value of your investment in the Fund to decrease. In addition, the Fund may enter into swap agreements with a limited number of counterparties which may increase the Fund's exposure to counterparty credit risk. Swap agreements also may be considered to be illiquid.

CURRENCY RISK – The Fund's indirect and direct exposure to foreign currencies subjects the Fund to the risk that those currencies will decline in value relative to the U.S. Dollar, or, in the case of short positions, that the U.S. Dollar will decline in value relative to the currency being hedged. Similarly, the Strengthening Dollar 2x Strategy Fund's exposure to the U.S. Dollar Index® subjects the Fund to the risk that foreign currencies will appreciate in value relative to the U.S. Dollar. Conversely, the Weakening Dollar 2x Strategy Fund's exposure to the U.S. Dollar Index® subjects the Fund to the risk that foreign currencies will depreciate in value relative to the U.S. Dollar. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates and the imposition of currency controls or other political developments in the U.S. or abroad. In addition, the Fund may incur transaction costs in connection with conversions between various currencies. The Fund may, but is not obligated to, engage in currency hedging transactions, which generally involve buying currency forward, options or futures contracts. However, not all currency risk may be effectively hedged, and in some cases the costs of hedging techniques may outweigh expected benefits. In such instances, the value of securities denominated in foreign currencies can change significantly when foreign currencies strengthen or weaken relative to the U.S. Dollar.

DEPOSITARY RECEIPT RISK – The Fund may hold the securities of non-U.S. companies in the form of American Depositary Receipts ("ADRs"). The underlying securities of the ADRs in the Fund's portfolio are usually denominated or quoted in currencies other than the U.S. Dollar. As a result, changes in foreign currency exchange rates may affect the value of the Fund's portfolio. Generally, when the U.S. Dollar rises in value against a foreign currency, a security denominated in that currency loses value because the currency is worth fewer U.S. Dollars. In addition, because the underlying securities of ADRs trade on foreign exchanges at times when the U.S. markets are not open for trading, the value of the securities underlying the ADRs may change materially at times when the U.S. markets are not open for trading, regardless of whether there is an active U.S. market for shares of the Fund. Investments in the underlying foreign securities may involve risks not typically associated with investing in U.S. companies. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices in some foreign markets can be extremely volatile due to increased risks of adverse issuer, political, regulatory, market, or economic developments. Many foreign countries lack accounting and disclosure standards comparable to those that apply to U.S. companies, and it may be more difficult to obtain reliable information regarding a foreign issuer's financial condition and operations. In addition, transaction costs and costs associated with custody services are generally higher for foreign securities than they are for U.S. securities.

DERIVATIVES RISK – The Fund may invest a percentage of its assets in derivatives, such as futures and options contracts, to pursue its investment objective. The use of such derivatives may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. The Fund may use futures contracts and related options for bona fide hedging purposes to offset changes in the value of securities held or expected to be acquired. They may also be used to gain exposure to a particular market or instrument, to create a synthetic money market position, and for certain other tax-related purposes. The Fund will only enter into futures contracts traded on a national futures exchange or board of trade. Futures and options contracts are described in more detail below:

FUTURES CONTRACTS – Futures contracts and options on futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. An option on a futures contract gives the purchaser the right, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the option. Index futures are futures contracts for various indices that are traded on registered securities exchanges.

OPTIONS – The buyer of an option acquires the right to buy (a call option) or sell (a put option) a certain quantity of a security (the underlying security) or instrument at a certain price up to a specified point in time. The seller or writer of the option is obligated to sell (a call option) or buy (a put option) the underlying security. When writing (selling) call options on securities, the Fund may cover its positions by owning the underlying security on which an option is written or by owning a call option on the underlying security. Alternatively, the Fund may cover its positions by maintaining, in a segregated account, cash or liquid securities equal in value to the exercise price of the call options written by the Fund.

The risks associated with the Fund's use of futures and options contracts include:

• The Fund experiencing losses that exceed losses experienced by funds that do not use futures contracts and options.

• There may be an imperfect correlation between the changes in market value of the securities held by the Fund and the prices of futures and options on futures.

• Although the Fund will only purchase exchange-traded futures, due to market conditions there may not always be a liquid secondary market for a futures contract. As a result, the Fund may be unable to close out its futures contracts at a time which is advantageous.

• Trading restrictions or limitations may be imposed by an exchange, and government regulations may restrict trading in futures contracts and options.

• Because option premiums paid or received by the Fund are small in relation to the market value of the investments underlying the options, buying and selling put and call options can be more speculative than investing directly in securities.

EARLY CLOSING RISK – The normal close of trading of securities listed on NASDAQ and the NYSE is 4:00 p.m., Eastern Time. Unanticipated early closings of securities exchanges and other financial markets may result in the Fund's inability to buy or sell securities or other financial instruments on that day. If an exchange or market closes early on a day when the Fund needs to execute a high volume of trades late in a trading day, the Fund might incur substantial trading losses.

FOREIGN ISSUER EXPOSURE RISK – The Fund may invest in securities of foreign companies directly, or in financial instruments, such as ADRs and ETFs, which are indirectly linked to the performance of foreign issuers. Investing in securities of foreign companies directly, or in financial instruments that are indirectly linked to the performance of foreign issuers, may involve risks not typically associated with investing in U.S. issuers. The value of securities denominated in foreign currencies, and of dividends from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. Dollar. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices in some foreign markets may fluctuate more than those of securities traded on U.S. markets. Many foreign countries lack accounting and disclosure standards comparable to those that apply to U.S. companies, and it may be more difficult to obtain reliable information regarding a foreign issuer's financial condition and operations. Transaction costs and costs associated with custody services are generally higher for foreign securities than they are for U.S. securities. Some foreign governments levy withholding taxes against dividend and interest income. Although in some countries portions of these taxes are recoverable, the non-recovered portion will reduce the income received by the Fund.

Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, or economic developments and can perform differently from the U.S. market.

GEOGRAPHIC CONCENTRATION IN EUROPE RISK – Because a significant portion of the assets of the Europe 1.25x Strategy Fund are invested in a specific geographical region, the value of its investments and the net asset value of the Fund could decline more dramatically as a result of adverse events affecting Europe. In addition, countries in Europe may be significantly affected by the tight fiscal and monetary controls of the European Economic and Monetary Union (EMU).

GEOGRAPHIC CONCENTRATION IN JAPAN RISK – Targeting Japan could hurt the Japan 1.25x Strategy Fund's performance if Japan's economy performs poorly as a result of political and economic conditions that affect the Japanese market. Japanese economic growth has weakened after the sharp collapse of the stock market in the 1990's and the current economic condition remains uncertain. Japanese stocks tend to be more volatile than their U.S. counterparts, for reasons ranging from political and economic uncertainties, to a higher risk that essential information may be incomplete or erroneous. The Fund may be more volatile than a geographically diversified equity fund.

LEVERAGING RISK – The more the Fund invests in leveraged instruments, the more this leverage will magnify any losses on those investments. Leverage, including borrowing, will cause the value of the Fund's shares to be more volatile than if the Fund did not use leverage. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund's portfolio securities. The Fund will engage in transactions or purchase instruments that give rise to forms of leverage. Such transactions and instruments may include, among others, the use of reverse repurchase agreements and other borrowings, the investment of collateral from loans of portfolio securities, or the use of when issued, delayed-delivery or forward commitment transactions. The use of derivatives and short sales may also involve leverage. The use of leverage may also cause the Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations or to meet segregation requirements. Certain types of leveraging transactions, such as short sales that are not "against the box," could theoretically be subject to unlimited losses in cases where the Fund, for any reason, is unable to close out the transaction. In addition, to the extent the Fund borrows money, interest costs on such borrowed money may not be recovered by any appreciation of the securities purchased with the borrowed funds and could exceed the Fund's investment income, resulting in greater losses. Beacause the Fund's investment strategies involve consistently applied leverage, the value of the Fund's shares will tend to increase or decrease more than the value of any increase or decrease in its underlying index. Leverage will also have the effect of magnifying tracking error risk.

MARKET RISK – The Fund may invest in public and privately issued securities, which may include common and preferred stocks, bonds, warrants, and rights, as well as derivatives and financial instruments that attempt to track the price movement of securities or commodities indices. Investments in securities and other financial instruments, in general, are subject to market risks that may cause their prices to fluctuate over time. The Fund's investments may decline in value due to factors affecting securities or commodities markets generally, or particular countries, segments, economic sectors, industries or companies within those markets. The value of a security may decline due to general economic and market conditions which are not specifically related to a particular issuer, such as real or perceived adverse economic conditions or changes in interest or currency rates. The value of securities convertible into equity securities, such as warrants or convertible debt, is also affected by prevailing interest rates, the credit quality of the issuer and any call provision.

PROSPECTUS

Fluctuations in the value of securities and financial instruments in which the Fund invests will cause the net asset value of the Fund to fluctuate. Historically, the markets have moved in cycles, and the value of the Fund's securities and other financial instruments may fluctuate drastically from day to day.

NON-DIVERSIFICATION RISK – To the extent that the Fund invests a significant percentage of its assets in a limited number of issuers, the Fund is subject to the risks of investing in those few issuers, and may be more susceptible to a single adverse economic or regulatory occurrence. As a result, changes in the market value of a single security could cause greater fluctuations in the value of Fund shares than would occur in a diversified fund.

SHORT SALES RISK – Short sales are transactions in which the Fund sells a security it does not own. To complete the transaction, the Fund must borrow the security to make delivery to the buyer. The Fund is then obligated to replace the security borrowed by purchasing the security at the market price at the time of replacement. The price at such time may be higher or lower than the price at which the security was sold by the Fund. If the underlying security goes down in price between the time the Fund sells the security and buys it back, the Fund will realize a gain on the transaction. Conversely, if the underlying security goes up in price during the period, the Fund will realize a loss on the transaction. Any such loss is increased by the amount of premium or interest the Fund must pay to the lender of the security. Likewise, any gain will be decreased by the amount of premium or interest the Fund must pay to the lender of the security. The Fund is also required to segregate other assets on its books to cover its obligation to return the security to the lender which means that those other assets may not be available to meet the Fund's needs for immediate cash or other liquidity. The Fund's investment performance may also suffer if the Fund is required to close out a short position earlier than it had intended. This would occur if the securities lender required the Fund to deliver the securities the Fund borrowed at the commencement of the short sale and the Fund was unable to borrow the securities from another securities lender or otherwise obtain the security by other means. In addition, the Fund may be subject to expenses related to short sales that are not typically associated with investing in securities directly, such as costs of borrowing and margin account maintenance costs associated with the Fund's open short positions. These expenses negatively impact the performance of the Fund. For example, when the Fund short sells an interest-bearing security, such as a bond, it is obligated to pay the interest on the security it has sold. This cost is partially offset by the interest earned by the Fund on the investment of the cash generated by the short sale. Similarly, when the Fund sells short an equity security that pays a dividend, it is obligated to pay the dividend on the security it has sold. However, a dividend paid on a security sold short generally reduces the market value of the shorted security and thus, increases the Fund's unrealized gain or reduces the Fund's unrealized loss on its short sale transaction. To the extent that the interest rate and/or dividend that the Fund is obligated to pay is greater than the interest earned by the Fund on investments, the performance of the Fund will be negatively impacted. These types of short sales expenses are sometimes referred to as the "negative cost of carry," and will tend to cause the Fund to lose money on a short sale even in instances where the price of the underlying security sold short does not change over the duration of the short sale.

STATUS OF REGULATED INVESTMENT COMPANY RISK – The Fund may realize gains from the sale or other disposition of foreign currencies and other income (including but not limited to gains from options, futures or forward contracts) derived from investing in stock, securities, or foreign currencies. The Secretary of the Treasury is authorized to issue regulations that might cause the Fund, as a result of its realization of such foreign currency gains, to fail to qualify as a regulated investment company. As of the date of this Prospectus, no regulations have been issued pursuant to this authorization. It is possible, however, that such regulations may be issued in the future. Please see the Statement of Additional Information under "Special Considerations Applicable to the Fund" for additional discussion of this issue.

TRACKING ERROR RISK – Tracking error risk refers to the risk that the Advisor may not be able to cause the Fund's performance to match or correlate to that of the Fund's underlying index, either on a daily or aggregate basis. Factors such as Fund expenses, imperfect correlation between the Fund's investments and those of its underlying index, rounding of share prices, changes to the composition of the underlying index, regulatory policies, high portfolio turnover rate and the use of leverage all contribute to tracking error.

In addition, the Alternative Investment Funds, which seek to track their respective benchmarks on a daily basis, and the International Equity Funds, which seek to track their respective benchmark over time, are subject to mathematical compounding which may prevent a Fund from correlating with the monthly, quarterly, annual or other period performance of its benchmark. Tracking error may cause the Fund's performance to be less than you expect.

The International Equity Funds seek to track their respective benchmarks over time, but are also subject to the effects of mathematical compounding. Tracking error may be more significant for the International Equity Funds compared to other Rydex Funds due to the Funds' consistent application of leverage to increase exposure to their respective underlying indices.

The prices of the International Equity Funds are calculated at the close of the U.S. markets using fair value prices. Due to the differences in times between the close of the European and Japanese markets and the time the Funds price their shares, the value the Funds assign to securities generally will not be the same as the quoted or published prices of those securities on their primary markets or exchanges. On a daily basis, the Funds are priced with consideration to the performance of securities on their primary exchanges, foreign currency appreciation/depreciation, and market movement in the U.S. as related to the securities. As a result, the tracking error risk for the International Equity Funds may be higher than for other Rydex Funds.

TRADING HALT RISK – The Fund typically will hold short-term options and futures contracts. The major exchanges on which these contracts are traded, such as the Chicago Mercantile Exchange, have established limits on how much an option or futures contract may decline over various time periods within a day. In addition, the major securities exchanges, such as the NYSE, have established limits on how much the securities market, based on the Dow Jones Industrial AverageSM, may decline over various time periods within a day. If the price of a security, an option or a futures contract declines more than the established limits, trading on the exchange is halted on that instrument. If a trading halt occurs, the Fund may temporarily be unable to purchase or sell the options, futures contracts or securities that are the subject of the trading halt. Such a trading halt near the time the Fund prices its shares may limit the Fund's ability to use leverage and may prevent the Fund from achieving its investment objective. In such an event, the Fund also may be required to use a "fair value" method to price its outstanding contracts or securities.

FUND PERFORMANCE

The following bar charts show the performance of shares of the Funds from year to year. The variability of performance over time provides an indication of the risks of investing in a Fund. The following tables show the performance of shares of the Funds as an average over different periods of time in comparison to the performance of a broad market index. The figures in the bar charts and tables assume the reinvestment of dividends and capital gains distributions. Of course, this past performance does not necessarily indicate how a Fund will perform in the future.

EUROPE 1.25X STRATEGY FUND

Highest Quarter Return (quarter ended 6/30/2003)	27.39%	Lowest Quarter Return (quarter ended 9/30/2002)	-28.86%

AVERAGE ANNUAL TOTAL RETURN
(for periods ended December 31, 2007)

	PAST 1 YEAR	PAST 5 YEARS	SINCE INCEPTION (10/01/2001)
Europe 1.25X Strategy Fund	13.06%	20.95%	12.41%
Dow Jones STOXX 50 IndexSM1	13.78%	19.73%	12.90%

1 The Dow Jones STOXX 50 IndexSM is an unmanaged index that is a widely recognized indicator of European stock market performance. Returns reflect no deduction for fees, expenses or taxes. Stoxx and Dow Jones claim copyright and other proprietary interest in Dow Jones STOXX 50 IndexSM. The Dow Jones STOXX 50 IndexSM and the related trademarks have been licensed for certain purposes by the Advisor.

JAPAN 1.25X STRATEGY FUND

Highest Quarter Return (quarter ended 9/30/2003)	24.29%	Lowest Quarter Return (quarter ended 9/30/2002)	-17.53%

AVERAGE ANNUAL TOTAL RETURN
(for periods ended December 31, 2007)

	PAST 1 YEAR	PAST 5 YEARS	SINCE INCEPTION (10/01/2001)
Japan 1.25X Strategy Fund	-11.23%	11.27%	3.67%
Topix 100 Index[1]	-5.56%	12.91%	6.57%

1 The Topix 100 Index is an unmanaged index that is a widely recognized indicator of Japanese stock market performance. Returns reflect no deduction for fees, expenses or taxes.

PROSPECTUS

STRENGTHENING DOLLAR 2X STRATEGY FUND

Highest Quarter Return (quarter ended 9/30/2006)	4.01%	Lowest Quarter Return (quarter ended 9/30/2007)	-8.75%

AVERAGE ANNUAL TOTAL RETURN
(for periods ended December 31, 2007)

	PAST 1 YEAR	SINCE INCEPTION (09/30/2005)
STRENGTHENING DOLLAR 2X STRATEGY FUND	-10.89%	-8.36%
U.S. DOLLAR INDEX®1	-8.31%	-6.63%

1 The U.S. Dollar Index® provides a general indication of the international value of the U.S. Dollar. The Index does this by averaging the exchange rates between the U.S. Dollar and six major world currencies (Euro, Japanese Yen, British Pound, Canadian Dollar, Swedish Krona, and Swiss Franc). The Index is calculated continuously using foreign exchange quotes from hundreds of banks around the world.

WEAKENING DOLLAR 2X STRATEGY FUND

Highest Quarter Return (quarter ended 9/30/2007)	10.94%	Lowest Quarter Return (quarter ended 9/30/2006)	-2.58%

AVERAGE ANNUAL TOTAL RETURN
(for periods ended December 31, 2007)

	PAST 1 YEAR	SINCE INCEPTION (09/30/2005)
WEAKENING DOLLAR 2X STRATEGY FUND	18.12%	14.02%
U.S. DOLLAR INDEX®1	-8.31%	-6.63%

1 The U.S. Dollar Index® provides a general indication of the international value of the U.S. Dollar. The Index does this by averaging the exchange rates between the U.S. Dollar and six major world currencies (Euro, Japanese Yen, British Pound, Canadian Dollar, Swedish Krona, and Swiss Franc). The Index is calculated continuously using foreign exchange quotes from hundreds of banks around the world.

FUND FEES AND EXPENSES

The tables below describe the fees and expenses that you may pay if you buy and hold shares of the Funds. OWNERS OF VARIABLE ANNUITY AND INSURANCE CONTRACTS THAT INVEST IN THE FUNDS SHOULD REFER TO THE VARIABLE INSURANCE CONTRACT PROSPECTUS FOR A DESCRIPTION OF FEES AND EXPENSES, AS THE TABLES AND EXAMPLES DO NO REFLECT DEDUCTIONS AT THE SEPARATE ACCOUNT LEVEL OR CONTRACT LEVEL FOR ANY CHARGES THAT MAY BE INCURRED UNDER A CONTRACT. IF THE TABLES AND EXAMPLES WERE TO REFLECT THE DEDUCTION OF INSURANCE CHARGES, FEES AND EXPENSES WOULD BE HIGHER.

	EUROPE 1.25x STRATEGY FUND	JAPAN 1.25x STRATEGY FUND	STRENGTHENING DOLLAR 2X STRATEGY FUND	WEAKENING DOLLAR 2X STRATEGY FUND
SHAREHOLDER FEES (fees directly paid from your investment)	N/A	N/A	N/A	N/A
ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from Fund assets)
Management Fees	0.90%	0.90%	0.90%	0.90%
DISTRIBUTION (12b-1) AND SHAREHOLDER SERVICE FEES	NONE	NONE	NONE	NONE
Other Expenses	0.73%	0.74%	0.71%	0.74%
TOTAL ANNUAL FUND OPERATING EXPENSES	1.63%	1.64%	1.61%	1.64%

EXAMPLE

The Examples that follow are intended to help you compare the cost of investing in shares of the Funds with the cost of investing in other mutual funds.

The Examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Funds' operating expenses remain the same. Although your actual costs may be higher or lower, the Examples reflect your cost based on these assumptions.

FUND	1 YEAR	3 YEARS	5 YEARS	10 YEARS
EUROPE 1.25X STRATEGY	$166	$514	$887	$1,933
JAPAN 1.25X STRATEGY	$167	$517	$892	$1,944
STRENGTHENING DOLLAR 2X STRATEGY	$164	$508	$876	$1,911
WEAKENING DOLLAR 2X STRATEGY	$167	$517	$892	$1,944

PROSPECTUS

MORE INFORMATION ABOUT THE FUNDS:
BENCHMARKS AND INVESTMENT METHODOLOGY

BENCHMARK INFORMATION

The International Equity Funds and Alternative Investment Funds seek to provide investment results that either match the performance of a specific benchmark on a daily basis or correlate to the performance of a specific benchmark over time.

The current benchmark used by each Fund is set forth below:

FUND	BENCHMARK
EUROPE 1.25X STRATEGY FUND	DOW JONES STOXX 50 INDEXSM (THE FUND SEEKS EXPOSURE TO 125% OF THE PERFORMANCE OF ITS BENCHMARK)

JAPAN 1.25X STRATEGY FUND	TOPIX 100 INDEX (THE FUND SEEKS EXPOSURE TO 125% OF THE PERFORMANCE OF ITS BENCHMARK)

STRENGTHENING DOLLAR 2X STRATEGY FUND	200% OF THE PERFORMANCE OF THE U.S. DOLLAR INDEX®

WEAKENING DOLLAR 2X STRATEGY FUND	200% OF THE INVERSE (OPPOSITE) OF THE PERFORMANCE OF THE U.S. DOLLAR INDEX®

A BRIEF GUIDE TO THE UNDERLYING INDICES

DOW JONES STOXX 50® INDEX. The Dow Jones Stoxx 50® Index is a capitalization-weighted index composed of 50 European blue chip stocks. Index members are chosen by Stoxx Ltd. from 16 countries under criteria designed to identify highly liquid companies that are leaders in their sectors. As of December 31, 2007, the Dow Jones Stoxx 50® Index included companies with a capitalization range of $35.2 billion to $231 billion.

TOPIX 100 INDEX. The Topix 100 Index is an index designed to measure performance of the 100 most liquid stocks with the largest market capitalization that are members of the broader Topix Index. The Topix and Topix 100 Indices are published by the Tokyo Stock Exchange. As of December 31, 2007, the Topix 100 Index included companies with a capitalization range of $5.7 billion to $194.2 billion.

U.S. DOLLAR INDEX®. The U.S. Dollar Index® (USDX) provides a general indication of the international value of the U.S. Dollar. The USDX does this by calculating the weighted average of the change in six major foreign currency exchange rates (Euro, Japanese Yen, British Pound, Canadian Dollar, Swedish Krona, and Swiss Franc) against the U.S. Dollar. The USDX is calculated continuously using foreign exchange quotes from hundreds of banks around the world.

UNDERSTANDING COMPOUNDING & THE EFFECT OF LEVERAGE

It is important to understand the effects of compounding when investing in any mutual fund, especially funds that use leverage as part of their investment strategy. The impact of leverage on a fund will generally cause the fund's performance to not match the performance of the index underlying the fund's benchmark over a period of time greater than one day. As a result, the use of leverage could cause the performance of a fund to be less than or greater than the performance of the index underlying the fund's benchmark multiplied by the amount of leverage employed, before accounting for fees and expenses. The following simple examples provide an illustration:

Example A: Assume you invest $100 in Fund A, a typical index fund that seeks to match the performance of its underlying index. If the index increases 10% on day one, the value of your shares in Fund A would be expected to increase $10 (10% of $100) to $110. The next day, if the index decreases 10%, the value of your shares in Fund A would be expected to decrease $11 (10% of $110) to $99.

Example B: Assume you invested $100 in Fund B, a fund that seeks to return 200% of the performance of its underlying index. If the index increases 10% on day one, the value of your shares in Fund B would be expected to increase $20 (20% of $100) to $120. The next day, if the index decreases 10%, the value of your shares in Fund B would be expected to decrease $24 (20% of $120) to $96.

Because of the effect of compounding, in each case the value of your investment declined even though the index went up 10% on day one and down 10% on day two. However, the effect of compounding was more pronounced when combined with leverage (Example B).

The examples demonstrate that over time, the cumulative percentage increase or decrease in the net asset value of a fund may diverge significantly from the cumulative percentage increase or decrease in the multiple of the return of the index underlying a fund's benchmark due to the compounding effect of losses and gains on the returns of the fund. It is also expected that a fund's use of consistently applied leverage will cause the fund to underperform the compounded return of twice its benchmark in a trendless or flat market.

The following graphs further illustrate the impact of leverage on fund performance in comparison to the performance of the fund's underlying index in three different markets. Each of the three graphs shows a simulated hypothetical of the one-year performance of an index compared with the performance of a fund that perfectly achieves its investment objective of exactly twice (200%) the daily index returns.

In order to isolate the impact of leverage, the hypothetical graphs assume: (i) no tracking error (see "Tracking Error Risk" under "Descriptions of Principal Risks"); (ii) no dividends paid by the companies included in the underlying index; (iii) no expenses; and (iv) borrowing and/or lending rates (required to obtain leverage) of zero percent. If tracking error, fund expenses, and borrowing and lending rates of greater than zero percent were included in the graphs, the fund's performance would be lower than that shown below. Each of the graphs also assumes an index volatility of 20%. An index's volatility is a statistical measure of the magnitude of the fluctuations in the returns of an index. The indices underlying the Funds' benchmarks have different historical volatilities, which may be more or less significant than the index volatilities assumed in the graphs below. The average five-year historical volatility for the period ended in 2007 of the indices underlying the Funds' benchmarks is as follows: Dow Jones STOXX 50® Index — 10.84%; Topix 100 Index — 13.89%; and U.S. Dollar Index® — 6.96%. The hypothetical graphs are meant to demonstrate the effects of leverage only and are in no way indicative of the actual performance of any of the Funds.

PROSPECTUS

ADVISOR'S INVESTMENT METHODOLOGY

The Advisor, develops and implements structured investment strategies designed to achieve each Fund's objective. The Advisor uses quantitative methods to construct portfolios that correlate highly with their respective benchmarks. Statistical techniques are then used to determine the optimal mix of assets for each Fund. The Advisor places particular emphasis on controlling risk relative to each Fund's benchmark or market sector in order to maintain consistency and predictability.

The Advisor does not engage in temporary defensive investing and, instead, keeps each Fund fully invested in all market environments.

INTERNATIONAL EQUITY FUNDS AND ALTERNATIVE INVESTMENT FUNDS. The Advisor's primary objective for the Funds is to correlate with the performance of the index underlying each Fund's benchmark. The Funds are invested to achieve returns that exceed the returns of the indices underlying their benchmarks. These leveraged returns are achieved not by borrowing, but by the use of futures and other instruments that simulate leveraged returns without requiring a commitment of cash in excess of the Fund's assets. For the Weakening Dollar 2x Strategy Fund, the Advisor uses short selling techniques to produce returns that move inversely to the performance of its underlying index.

OTHER INVESTMENT PRACTICES AND STRATEGIES

Please see the Statement of Additional Information (the "SAI") for a complete list of portfolio investment strategies, permitted investments and related risks.

PORTFOLIO HOLDINGS

A description of the Funds' policies and procedures with respect to the disclosure of Fund portfolio securities is available in the SAI.

PURCHASING AND REDEEMING SHARES

Shares of the Funds are offered continuously. Ordinarily, investors may buy shares on any day that the NYSE is open for business (a "Business Day"). On any day that the New York Fed or the NYSE closes early, the principal government securities and corporate bond markets close early (such as on days in advance of holidays generally observed by participants in these markets), or as permitted by the SEC, the Funds reserve the right to advance the time on that day NAV is calculated and, correspondingly, the time by which purchase and redemption orders must be received.

Shares of each Fund are purchased primarily by insurance companies for their separate accounts to fund variable life insurance and variable annuity contracts. All orders for the purchase of shares are subject to acceptance or rejection by the Trust. An insurance company purchases and redeems shares of each Fund based on, among other things, the amount of net contract premiums or purchase payments allocated to a separate account investment division, transfers to or from a separate account investment division, contract loans and repayments, contract withdrawals and surrenders, and benefit payments, at the Fund's net asset value per share calculated as of that same day.

All redemption requests will be processed and payment with respect thereto will be made within seven days after tender. With respect to each Fund, Rydex may suspend your right to redeem your shares during times when trading on the NYSE is suspended or restricted, or otherwise as permitted by the SEC. The Funds reserve the right to pay part of your redemption proceeds in liquid securities with a market value equal to the redemption price.

FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES

FREQUENT TRADING POLICY. Because Funds are designed and operated to accommodate frequent trading by shareholders and, unlike most mutual funds, offer unlimited exchange privileges with no minimum holding periods or transaction fees, the Funds' Board of Trustees has not adopted policies and procedures designed to prevent market timing or to monitor for frequent purchases and redemptions of Fund shares. A significant portion of the assets of the Funds come from investors who take part in certain strategic and tactical asset allocation programs. The Funds anticipate that investors who take part in these programs may frequently redeem or exchange shares of the Funds, which may cause the Funds to experience high portfolio turnover. Higher portfolio turnover may result in the Funds paying higher levels of transaction costs. In addition, large movements of assets into and out of the Funds may negatively impact a Fund's ability to achieve its investment objective.

NET ASSET VALUE

The price per share (the offering price) will be the NAV next determined after your purchase order is received by the Trust. You may also redeem all or any portion of your Fund shares at the next determined NAV after receipt of the redemption request. NAV is calculated by (1) taking the current market value of a Fund's total assets, (2) subtracting the liabilities, and (3) dividing that amount by the total number of shares owned by shareholders. For each Fund, the NAV is calculated once each Business Day as of the regularly scheduled close of normal trading on the NYSE (currently, 4:00 p.m., Eastern Time). Each insurance company may have different rules about the timing and processing of transaction orders. For more information about your insurance company's transaction order processing rules, you should contact your insurance company directly.

If the exchange or market where a Fund's securities or other investments are primarily traded closes early — such as on days in advance of holidays generally observed by participants in these markets — the Funds may calculate NAV as of the earlier closing time in accordance with the policies set forth in the Funds' SAI. These dates are listed in the SAI.

PROSPECTUS

In calculating NAV, each Fund, except for the International Equity Funds, generally values its investment portfolio based on the market price of the securities as of the time the Fund determines NAV. If market prices are unavailable or the Funds think that they are unreliable, the Funds price those securities at fair value as determined in good faith using methods approved by the Board of Trustees. For example, market prices may be unavailable if trading in a particular portfolio security was halted during the day and did not resume prior to the Funds' NAV calculation. The Funds may view market prices as unreliable when the value of a security has been materially affected by events occurring after the market closes, but prior to the time as of which the Funds calculate NAV.

The International Equity Funds generally value their assets at fair value using procedures approved by the Board of Trustees because of the time difference between the close of the relevant foreign exchanges and the time the International Equity Funds price their shares at the close of the NYSE. As such, the value assigned to the International Equity Funds' securities may not be the quoted or published prices of those securities on their primary markets or exchanges.

The use of fair valuation in pricing a security involves the consideration of a number of subjective factors and therefore, is susceptible to the unavoidable risk that the valuation may be higher or lower than the price at which the security might actually trade if a reliable market price were readily available.

To receive the current Business Day's NAV, variable life and variable annuity account investors should consult their separate account prospectus.

DIVIDENDS, DISTRIBUTIONS, AND TAXES

DIVIDENDS AND DISTRIBUTIONS

Income dividends and capital gain distributions, if any, are paid at least annually by each of the Funds. If you own Fund shares on a Fund's record date, you will be entitled to receive the dividend. The Trust, however, may declare a special capital gains distribution if the Board of Trustees believes that such a distribution would be in the best interest of the shareholders of a Fund.

TAXES

The following is a summary of some important tax issues that affect the Funds and their shareholders. The summary is based on current tax laws, which may be changed by legislative, judicial or administrative action. The Trust has not tried to present a detailed explanation of the tax treatment of the Funds, or the tax consequences of an investment in the Funds. More information about taxes is located in the SAI. You are urged to consult your tax adviser regarding specific questions as to federal, state and local income taxes applicable to your investment.

TAX STATUS OF EACH FUND

Each Fund is treated as a separate entity for federal tax purposes, and intends to qualify for the special tax treatment afforded regulated investment companies. As long as a Fund qualifies as a regulated investment company, it pays no federal income tax on the earnings it distributes to shareholders.

Special tax rules apply to life insurance companies, variable annuity contracts and variable life insurance contracts. Net investment income and net realized capital gains that a Fund distributes are not currently taxable when left to accumulate within a variable annuity or variable life insurance contract or under a qualified pension or retirement plan.

For information on federal income taxation of a life insurance company with respect to its receipt of distributions from a Fund and federal income taxation of owners variable annuity or variable life insurance contracts, refer to the contract prospectus.

MANAGEMENT OF THE FUNDS

INVESTMENT ADVISOR

PADCO Advisors II, Inc., which operates under the name Rydex Investments, is located at 9601 Blackwell Road, Suite 500, Rockville, Maryland 20850, and serves as investment adviser of the Funds. The Advisor has served as the investment adviser of the Rydex Funds since each Rydex Fund's inception.

The Advisor makes investment decisions for the assets of the Funds and continuously reviews, supervises, and administers each Fund's investment program. The Board of Trustees of the Trust supervises the Advisor and establishes policies that the Advisor must follow in its day-to-day management activities. Pursuant to an investment advisory agreement between the Trust and the Advisor, the Funds paid the Advisor a fee at an annualized rate for the fiscal year ended December 31, 2007, based on the average daily net assets for each Fund, as set forth beow:

FUND	ADVISORY FEE
EUROPE 1.25X STRATEGY FUND	0.90%
JAPAN 1.25X STRATEGY FUND	0.90%
STRENGTHENING DOLLAR 2X STRATEGY FUND	0.90%
WEAKENING DOLLAR 2X STRATEGY FUND	0.90%

The Advisor bears all of its own costs associated with providing these advisory services and the expenses of the members of the Board of Trustees that are affiliated with the Advisor. The Advisor may make payments from its own resources to insurance companies, broker-dealers and other financial institutions in connection with the sale of Fund shares.

A discussion regarding the basis for the Board's August 2007 approval of the Funds' investment advisory agreement is available in the Trust's Annual Report to Shareholders, which covers the period January 1, 2007 to December 31, 2007.

PORTFOLIO MANAGEMENT

Mike Byrum, President and Chief Investment Officer ("CIO") of Rydex Investments, leads the Portfolio Department. Mr. Byrum's senior management team, called the Investment Leadership Team ("ILT"), consists of five investment professionals that are responsible for overseeing different functions within the Portfolio Department. In addition to Mr. Byrum, those members include Michael Dellapa as the Director of Alternative Investment Strategies, Douglas Holmes as the Director of Stock Selection and Asset Allocation, David Reilly as the head of Portfolio Strategies, and Stephen Sachs as the Director of Trading. The role of the ILT is to set the overall policies of the Portfolio Department with respect to investment strategies and business development. The remainder of the Portfolio Department reports to the members of the ILT, and consists of a team of approximately 15 investment professionals that focus on research, trading, and implementing the portfolios.

On a day-to-day basis the following four individuals are jointly and primarily responsible for the management of the Funds.

Michael P. Byrum, CFA, President and CIO of Rydex Investments – As the CIO, Mr. Byrum has ultimate responsibility for the management of the Funds. In addition to generally overseeing all aspects of the management of all of the Rydex Funds, Mr. Byrum reviews the activities of Messrs. Dellapa, Harder, and Holmes. He has been associated with Rydex Investments since the Advisor was founded in 1993. Mr. Byrum was named the President of Rydex Investments in 2004 and has served as Chief Investment Officer of Rydex Investments since 2000. During this time, he has played a key role in the development of the firm's investment strategies and product offerings. As Senior Portfolio Manager, Mr. Byrum was instrumental in the launch of the NASDAQ-100®, Precious Metals, Government Long Bond 1.2x Strategy, Inverse Government Long Bond Strategy, Inverse S&P 500 Strategy and Inverse NASDAQ-100® Strategy Funds, and helped to create the Sector Funds. He was named Vice President of Portfolio for Rydex Investments in 1998, and Executive Vice President in 2000. Prior to joining Rydex Investments, Mr. Byrum worked for Money Management Associates, the investment adviser for Rushmore Funds, Inc. He holds a degree in finance from Miami University of Ohio and is a member of the CFA Institute and the Washington Society of Investment Analysts.

Michael J. Dellapa, CFA, CAIA, Director of Alternative Investment Strategies – Mr. Dellapa plays a key role in the development of new products and research processes and systems that enhance the management of all of the Rydex Funds. In particular, Mr. Dellapa focuses on the management of the Alternative Investment Funds, including the Absolute Return Strategies Fund and the Hedged Equity Fund. Mr. Dellapa joined Rydex Investments in 2000 as a Research Analyst and was promoted to portfolio manager in 2003. During his tenure as a portfolio manager, he had direct oversight for the Russell 2000® 1.5x Strategy, Healthcare, Biotechnology, and Consumer Products Funds. In 2005, Mr. Dellapa became Director of Investment Research and in 2007 became the Director of Alternative Investment Strategies. Prior to joining Rydex Investments, Mr. Dellapa worked as an equity analyst for Invista Capital and systems analyst for Accenture. He holds an engineering degree from the University of Maryland and MBA from the University of Chicago. Previously, he was owner/consultant of Dellapa Consulting Inc. as well as a senior consultant and an analyst at Andersen Consulting.

Ryan A. Harder, CFA, Senior Portfolio Manager – Mr. Harder is involved in the management of all of the Rydex Funds, but focuses particularly on the management of the Domestic Equity, Domestic Equity-Style, International Equity, Fixed Income, and Alternative Investment Funds. Mr. Harder joined Rydex Investments in 2004 as an Assistant Portfolio Manager, was promoted to Portfolio Manager in 2005 and has served in his current capacity since 2008. He was instrumental in the launch of the Absolute Return Strategies, Hedged Equity, High Yield Strategy and Inverse High Yield Strategy Funds. Prior to joining Rydex Investments, Mr. Harder served in various capacities with WestLB Asset Management, including as an Assistant Portfolio Manager, and worked in risk management at CIBC World Markets. He holds a B.A. in Economics from Brock University in Ontario, Canada and a Master of Science in International Securities, Investment and Banking from the ICMA Centre at the University of Reading in the U.K.

Douglas Holmes, CFA, Director of Stock Selection and Asset Allocation – As the Director of Stock Selection and Asset Allocation, Mr. Holmes oversees the development and daily maintenance of the stock selection and asset allocation methodologies employed by the Rydex Funds. While Mr. Holmes is involved in the management of all of the Rydex Funds, he focuses on the management of the Alternative Investment, Essential Portfolio and Sector Funds. Mr. Holmes first became associated with Rydex as a consultant in September 2004. In October 2005, Mr. Holmes accepted a permanent position as the Strategic Advisor and in September 2007 was named the Director of Stock Selection and Asset Allocation. Mr. Holmes has been a member of the ILT since its inception. Prior to his association with Rydex, Mr. Holmes was a 20-year veteran of State Street Global Advisors as the department head of the US Indexing Department, the US Active Department, and finally the Global Enhanced Department. He holds a BS degree in mathematics from Northeastern University.

Additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the Funds is available in the SAI.

PROSPECTUS

FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand the Funds' financial performance for the period of each Fund's operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions). The total returns do not reflect fees and charges imposed at the separate account level. This information has been audited by PricewaterhouseCoopers LLP. The Reports of Independent Registered Public Accounting Firm for each such period, along with the Funds' financial statements and related notes, are included in the Annual Reports to Shareholders for such periods. The 2007 Annual Report is available upon request and without charge by calling 1-800-820-0888. The 2007 Annual Report is incorporated by reference in the SAI.

											RATIOS TO AVERAGE NET ASSETS:
Year Ended	NET ASSET VALUE, BEGINNING OF PERIOD	Net Investment Income (Loss)†	Net Realized and Unrealized Gains (Losses) on Investments	Net Increase (Decrease) in Net Asset Value Resulting from Operations	Distributions from Net Investment Income	Distributions from Net Realized Gains	Total Distributions	Net Increase (Decrease) in Net Asset Value	NET ASSET VALUE, END OF PERIOD	Total Investment Return††	Total Expenses	Net Expenses	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (000's omitted)
Europe 1.25x Strategy Fund (Formerly, Europe Advantage Fund)
December 31, 2007	$29.60	$.70	$3.26	$3.96	$(.71)	$(2.90)	$(3.61)	$.35	$29.95	13.06%	1.63%	1.63%	1.63%	2.18%	220%	$82,833
December 31, 2006	23.84	.70	6.31	7.01	(.48)	(.77)	(1.25)	5.76	29.60	29.51%	1.65%	1.65%	1.65%	2.55%	219%	89,490
December 31, 2005	22.62	.21	1.23	1.44	(.09)	(.13)	(.22)	1.22	23.84	6.36%	1.63%	1.63%	1.63%	0.94%	399%	25,954
December 31, 2004	22.87	(.05)	3.71	3.66	(3.82)	(.09)	(3.91)	(.25)	22.62	16.15%	1.64%	1.64%	1.64%	(0.23)%	—	54,994
December 31, 2003	19.52	(.17)	8.58	8.41	—	(5.06)	(5.06)	3.35	22.87	43.08%	1.70%	1.70%	1.70%	(0.75)%	—	38,443
Japan 1.25x Strategy Fund (Formerly, Japan Advantage Fund)
December 31, 2007	27.13	.88	(3.83)	(2.95)	(1.45)	—	(1.45)	(4.40)	22.73	(11.23)%	1.64%	1.64%	1.64%	3.32%	—	15,568
December 31, 2006	33.42	1.02	.50	1.52	(1.29)	(6.52)	(7.81)	(6.29)	27.13	5.14%	1.63%	1.63%	1.63%	2.99%	—	30,510
December 31, 2005	27.77	.48	5.17	5.65	—	—	—	5.65	33.42	20.35%	1.70%	1.70%	1.70%	1.72%	—	55,219
December 31, 2004	25.17	(.14)	2.74	2.60	—	—	—	2.60	27.77	10.33%	1.63%	1.63%	1.63%	(0.50)%	—	14,228
December 31, 2003	18.29	(.16)	7.04	6.88	—	—	—	6.88	25.17	37.62%	1.69%	1.69%	1.69%	(0.75)%	—	11,541
Strenghthening Dollar 2x Strategy Fund (Formerly, Dynamic Strengthening Dollar Fund)
December 31, 2007	22.59	.70	(3.16)	(2.46)	—	—	—	(2.46)	20.13	(10.89)%	1.61%	1.61%	1.61%	3.26%	—	4,006
December 31, 2006	25.62	.79	(3.51)	(2.72)	(.31)	—	(.31)	(3.03)	22.59	(10.63)%	1.65%	1.65%	1.65%	3.33%	—	3,067
December 31, 2005*	25.00	.14	.65	.79	(.17)	—	(.17)	.62	25.62	3.16%	1.78%**	1.78%**	1.78%**	2.11%**	—	1,250
Weakening Dollar 2x Strategy Fund (Formerly, Dynamic Weakening Dollar Fund)
December 31, 2007	27.51	.89	4.15	5.04	(3.95)	—	(3.95)	1.09	28.60	18.12%	1.64%	1.64%	1.64%	3.02%	—	13,579
December 31, 2006	24.31	.93	3.14	4.07	(.86)	(.01)	(.87)	3.20	27.51	16.72%	1.65%	1.65%	1.65%	3.46%	—	11,155
December 31, 2005*	25.00	.15	(.78)	(.63)	(.06)	—	(.06)	(.69)	24.31	(2.53)%	1.76%**	1.76%**	1.76%**	2.28%**	—	2,954

  *  Since the commencement of operations: September 30, 2005—Strenthening Dollar 2x Strategy Fund and Weakening Dollar 2x Strategy Fund.

  **  Annualized

  †  Calculated using the average daily shares outstanding for the year.

  ††  Total investment return does not reflect the impact of any additional fees charged by insurance companies and has not been annualized.

INDEX PUBLISHERS INFORMATION

Dow Jones

STOXX and Dow Jones have no relationship to Rydex Investments, other than the licensing of the Dow Jones Industrial AverageSM (DJIA) and the Dow Jones STOXX Index (the "Rydex Dow Jones Indices") and the related trademarks for use in connection with the Europe 1.25x Strategy Fund (the "Rydex Dow Jones Fund"). "Dow Jones," "Dow Jones Industrial AverageSM," "DJIASM," and "STOXX," are service marks of Dow Jones & Company, Inc.

STOXX and Dow Jones do not:

• Sponsor, endorse, sell or promote the Rydex Dow Jones Fund.

• Recommend that any person invest in the Rydex Dow Jones Fund or any other securities.

• Have any responsibility or liability for or make any decisions about the timing, amount or pricing of the Rydex Dow Jones Fund.

• Have any responsibility or liability for the administration, management or marketing of the Rydex Dow Jones Fund.

• Consider the needs of the Dow Jones Fund or the owners of the Rydex Dow Jones Fund in determining, composing or calculating the relevant index or have any obligation to do so.

STOXX and Dow Jones will not have any liability in connection with the Rydex Dow Jones Fund. Specifically:

• STOXX and Dow Jones do not make any warranty, expressed or implied, and Dow Jones disclaims and warranty about:

• The results to be obtained by the Rydex Dow Jones Fund, the owner of the Rydex Dow Jones Fund, or any other person in connection with the use of the Dow Jones Indices and the data included in the Dow Jones Indices;

• The accuracy or completeness of the Dow Jones Indices and their data;

• The merchantability and the fitness for a particular purpose or use of the Dow Jones Indices and their data;

• STOXX and Dow Jones will have no liability for any errors, omissions or interruptions in the Dow Jones Indices or their data;

• Under no circumstances will STOXX or Dow Jones be liable for any lost profits or indirect, punitive, special or consequential damages or losses, even if STOXX or Dow Jones knows that they might occur.

The licensing agreement between Rydex Investments and STOXX and Dow Jones is solely for their benefit and not for the benefit of the owners of the Rydex Dow Jones Fund or any other third parties.

ICE Futures U.S., Inc.

The Strengthening Dollar 2x Strategy and Weakening Dollar 2x Strategy Funds (the "Products") are not sponsored, endorsed, sold or promoted by ICE Futures U.S., Inc. ("ICE Futures"). ICE Futures makes no representation or warranty, express or implied, to the owners of the Products or any member of the public regarding the advisability of investing in securities generally or in the Products particularly or the ability of the U.S. Dollar Index®, to track market performance of either Product. ICE Futures' only relationship to Rydex Investments ("Licensee") is the licensing of certain names and marks and of the U.S. Dollar Index®, which is determined, composed and calculated without regard to the Licensee or the Products. ICE Futures has no obligation to take the needs of the Licensee or the owners of the Products into consideration in determining, composing or calculating the U.S. Dollar Index®. ICE Futures is not responsible for and has not participated in any determination or calculation made with respect to the issuance or redemption of interests in the Products. ICE Futures has no obligation or liability in connection with the administration, purchase, sale marketing, promotion or trading of the Products.

Ice Futures does not guarantee the accuracy and/or the completeness of the U.S. Dollar Index® or any data included therein. Ice Futures makes no warranty, express or implied, as to results to be obtained by Licensee, owners of the Products, or any other person or entity from the use of the U.S. Dollar Index® or any data included therein in connection with the rights licensed hereunder, in connection with the purchase, sale or trading of any Product, or for any other use. Ice Futures makes no express or implied warranties, and hereby expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the U.S. Dollar Index® or nay data included therein. Without limiting any of the foregoing, in no event shall Ice Futures have any liability for any special, punitive, indirect, or consequential damages (including lost profits), even if notified of the possibility of such damages.

More information about the Index Publishers is located in the SAI.

PROSPECTUS

ADDITIONAL INFORMATION

Additional and more detailed information about the Funds is included in the SAI dated May 1, 2008. The SAI has been filed with the SEC and is incorporated by reference into this Prospectus and, therefore, legally forms a part of this Prospectus. The SEC maintains the EDGAR database on its web site ("http://www.sec.gov") that contains the SAI, material incorporated by reference, and other information regarding registrants that file electronically with the SEC. You may also review and copy documents at the SEC Public Reference Room in Washington, D.C. (for information on the operation of the Public Reference Room, call 202.551.8090).You may request documents by mail from the SEC, upon payment of a duplication fee, by writing to: U.S. Securities and Exchange Commission, Public Reference Section, Washington, D.C. 20549-0102 or by e-mailing the SEC at the following address: publicinfo@sec.gov.

You may obtain a copy of the SAI or the Annual or Semi-Annual Reports, without charge by calling 800.820.0888 or by writing to Rydex Variable Trust, at 9601 Blackwell Road, Suite 500, Rockville, Maryland 20850. Additional information about the Funds' investments is available in the Annual and Semi-Annual Reports. Also, in the Funds' Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during their last fiscal year. Because shares of the Funds are available primarily for variable annuity and variable life insurance products, the Trust does not provide its SAI and shareholder reports on its web site.

No one has been authorized to give any information or to make any representations not contained in this Prospectus or in the Funds' SAI in connection with the offering of Fund shares. Do not rely on any such information or representations as having been authorized by the Funds or Rydex Investments. This Prospectus does not constitute an offering by the Funds in any jurisdiction where such an offering is not lawful.

The Trust's SEC registration number is 811-08821.

BC

9601 Blackwell Road • Suite 500 • Rockville, MD 20850
www.rydexinvestments.com • 800.820.0888

VT-1-0808x0409